UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2008
ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 West Red Oak Lane
White Plains, New York	10604
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (914) 641-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Not Applicable
(Former name or former address, if changed since last report)

Item 2.01. Completion of Acquisition
This amendment No. 1 amends the Current Report on Form 8-K of ITT Corporation filed with the United States Securities and Exchange Commission on December 21, 2007, related to our acquisition of EDO Corporation. This Form 8-K/A amends the Form 8-K filed on December 21, 2007 to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include an exhibit under Item 9.01(d) of Form 8-K. The information previously filed in the Form 8-K filed on December 21, 2007 is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired:
The historical consolidated financial statements of EDO Corporation for the fiscal year ended December 31, 2006 are included in the EDO Corporation Form 10-K for its fiscal year ended December 31, 2006 and are incorporated herein by reference.
The unaudited historical consolidated financial statements of EDO Corporation for the three and the nine months ended September 29, 2007 and September 30, 2006 are included in the EDO Corporation Form 10-Q for its fiscal quarter ended September 29, 2007 and are incorporated herein by reference.
     (b) Pro Forma Financial Information:
The required pro forma financial information relating to the ITT Corporation acquisition of EDO Corporation is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
Exhibits:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP as Independent Registered Public Accounting Firm to EDO Corporation

99.1	Pro forma financial information relating to ITT Corporation acquisition of EDO Corporation

99.2	EDO Corporation Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 8, 2007*

99.3	EDO Corporation Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2007, filed on November 5, 2007*

*	Previously Filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
By:	/s/ Kathleen S. Stolar
	Name:	Kathleen S. Stolar
Its: Vice President, Secretary and Associate General Counsel

Date: March 7, 2008

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP as Independent Registered Public Accounting Firm to EDO Corporation

99.1	Pro forma financial information relating to ITT Corporation acquisition of EDO Corporation

99.2	EDO Corporation Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 8, 2007*

99.3	EDO Corporation Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2007, filed on November 5, 2007*

*	Previously Filed.